SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 20, 2003


                                   DTLL, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


        0-30608                                                  41-1279182
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


                              701 Xenia Avenue S.
                                   Suite 130
                         Golden Valley, Minnesota 55416
             (Address of Principal Executive Offices and Zip Code)


                                 (763) 923 2266
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         DTLL, Inc. (the "Company") hereby amends Item 7 of its Current Report on Form 8-K dated April 3, 2003 as follows:


         Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

         Not applicable.

         (b)      Pro forma financial information:

         The following pro forma financial information is included in this report:

-        Pro forma balance sheet as of February 28, 2003
- Pro forma statements of income for the fiscal year ended May 31, 2002 and the nine months period from June 1, 2002 through February 2003.

         Pursuant to the Purchase Agreement dated November 1, 2002 between the Company, DRIA, LLC ("DRIA") and Mycone DTLL Supply, Co., Inc., the final purchase price was subject to a post-closing adjustment. On June 2, 2003, the Company and DRIA agreed on a final purchase price of $1,300,772.

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.

                         PRO FORMA FINANCIAL INFORMATION


         The following unaudited Pro Forma Balance Sheet is derived from the Balance Sheet of DTLL, Inc. (DTLL) as of February 28, 2003. The unaudited Pro Forma Balance Sheet reflects the sale of DTLL's net assets and assumes that such transaction was consummated as of February 28, 2003. The following unaudited Pro Forma Statements of Operations are derived from the Statement of Operations of DTLL for the year ended May 31, 2002 (audited) and the nine-month period ended February 28, 2003 (unaudited), all of which are incorporated by reference to DTLL's annual report for the year ended May 31, 2002 as filed on Form 10-KSB (as amended by amendment 1 and amendment 2) and DTLL's quarterly report for the nine-month period ended February 28, 2003 as filed on Form 10-QSB. The unaudited Pro Forma Statement of Operations for the year ended May 31, 2002 and the nine-month period ended February 28, 2003 gives effect to the sale as if it had occurred at the beginning of each respective fiscal period.

         The unaudited Pro Forma Statement of Operations should be read in conjunction with the Financial Statements of DTLL and the Notes thereto which are incorporated by reference as indicated above. The Pro Forma Statement of Operations does not purport to represent what DTLL's results of operations would actually have been if the sale of net assets had occurred on the date indicated. The pro forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the Notes thereto included elsewhere in this current report, which management believes are reasonable. The unaudited pro forma financial data does not purport to represent what our actual results or financial position would have been if the sale had actually occurred on the dates indicated and are not representative of our results for any future period. The Pro forma Statements of Operations presented do not include nonrecurring items directly related to the sale of assets. The tables presented as footnotes following each Pro Forma Statement of Operations summarizes the effect of such items upon the closing of the asset sales agreement.

                             DENTAL RESOURCES, INC.
                       PRO-FORMA BALANCE SHEET (UNAUDITED)
                                FEBRUARY 28, 2003

--------------------------------------------------------------------------------

                                   FEBRUARY 28,                        RELATED           INCOME            STOCK        FEBRUARY 28,
                                      2003           ASSET SALE      TRANSACTION          TAX            REDEMPTION        2003
                                   (UNAUDITED)      TRANSACTION         COSTS            EFFECT         TRANSACTION      PROFORMA
                                     (NOTE 1)        (NOTE 2)          (NOTE 3)         (NOTE 4)          (NOTE 5)       (NOTE 6)
                                   -------------------------------------------------------------------------------------------------
CURRENT ASSETS:
   Cash                            $    41,406      $ 1,300,772      $  (299,500)     $        --      $   (50,500)     $   992,178
   Accounts receivable - trade,
    less allowance for doubtful
    accounts of $8000                  819,698         (819,698)                                                                 --
   Accounts receivable - other           7,454           (7,454)                                                                 --
   Income taxes receivable              40,410               --                            (9,133)                           31,277
   Inventories                         698,577         (698,577)                                                                 --
   Prepaid expenses                     55,560          (55,560)                                                                 --
   Deferred income taxes                15,338               --                           (15,338)                               --
                                   -------------------------------------------------------------------------------------------------
     TOTAL CURRENT ASSETS            1,678,443         (280,517)        (299,500)         (24,471)         (50,500)       1,023,455
                                   -------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT:
   Property and equipment            1,454,227       (1,454,227)                                                                 --
   Less: accumulated depreciation     (863,008)         863,008                                                                  --
                                   -------------------------------------------------------------------------------------------------
     PROPERTY AND EQUIPMENT - NET      591,219         (591,219)              --               --               --               --
                                   -------------------------------------------------------------------------------------------------

OTHER ASSETS:
   Patents and trademarks, less
    accumulated amortization
    of $3,851                            1,879           (1,879)                                                                 --
                                   -------------------------------------------------------------------------------------------------
     TOTAL OTHER ASSETS                  1,879           (1,879)              --                                --               --
                                   -------------------------------------------------------------------------------------------------
TOTAL ASSETS                       $ 2,271,541      $  (873,615)     $  (299,500)     $   (24,471)     $   (50,500)     $ 1,023,455
                                   ================================================================================================

                                   FEBRUARY 28,                        RELATED           INCOME            STOCK        FEBRUARY 28,
                                      2003           ASSET SALE      TRANSACTION          TAX            REDEMPTION        2003
                                   (UNAUDITED)      TRANSACTION         COSTS            EFFECT         TRANSACTION      PROFORMA
                                     (NOTE 1)        (NOTE 2)          (NOTE 3)         (NOTE 4)          (NOTE 5)       (NOTE 6)
                                   ------------------------------------------------------------------------------------------------
CURRENT LIABILITIES:
   Line of credit note payable     $   237,889      $  (237,889)     $                $        --      $        --      $        --
   Current portion of long-term
    debt                                    --               --                                                                  --
   Accounts payable                    671,879         (671,879)                                                                 --
   Accrued expenses                      7,290           (7,290)                                                                 --
                                   ------------------------------------------------------------------------------------------------
     TOTAL CURRENT LIABILITIES        917,058          (917,058)              --               --               --               --
                                   ------------------------------------------------------------------------------------------------
LONG-TERM LIABILITIES:
   Deferred income taxes                51,947               --                           (51,947)                               --
                                   ------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                      969,005         (917,058)              --          (51,947)               -               --
                                   ------------------------------------------------------------------------------------------------
COMMITMENTS:

STOCKHOLDERS' EQUITY:
   Common stock                          8,136               --                                               (500)           7,636
   Additional paid-in capital        1,628,485               --                                            (50,000)       1,578,485
   Accumulated deficit                (334,085)          43,443         (299,500)          27,476                          (562,666)
                                   ------------------------------------------------------------------------------------------------

     TOTAL STOCKHOLDERS' EQUITY      1,302,536           43,443         (299,500)          27,476          (50,500)       1,023,455
                                   ------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY              $ 2,271,541      $  (873,615)     $  (299,500)     $   (24,471)     $   (50,500)     $ 1,023,455
                                   ================================================================================================

NOTES TO PROFORMA BALANCE SHEET:
(1) Balance sheet at February 28., 2003 (unaudited) presents the financial position of the Company on a pre-asset sale basis.

(2) The parties agreed on a final purchase price of $1,300,772.

(3) The table below summarizes expenses that were incurred relating directly to the asset sale agreement.
    Departure Bonus to Officers Douglas Murhpy, William Murphy, and Bryan Nichols        $  90,000
    Payment for cancelled options to Douglas Murphy, William Murphy, and Bryan Nichols      60,000
    Purchase intellectual property rights from Douglas Murphy                               24,500
    Payment to outside directors Russ Felten, Tom Krosscell, and Ed Adams                   15,000
    Equity Securities fees for sale of assets                                               50,000
    Legal, accounting and printing expenses pursuant to sale of assets                      60,000
                                                                                         ---------
                                                                 Total                   $ 299,500
                                                                                         =========

(4) The income tax effect of the transaction will be to reverse prior temporary differences incurred by the Company for the book vs. tax differences of its assets and liabilities which will be sold. There also would be a valuation allowance on deferred tax assets such as the Company's Net Operating Losses
    (NOL's); the company is not sure that they will be able to be utilized in the future. There is no tax benefit recorded for the net gain or associated expenses related to the asset sale as these deferred tax assets would be offset 100% by a valuation allowance.

(5) Common stock is reduced by 50,000 shares to 763,565 pursuant to an agreement to purchase shares of stock owned by Mr. Doug Murphy for $1.01 per share at the time of the asset sale. Cash has also been reduced by $50,500 accordingly.

(6) The proforma balance sheet reflects the effects of the transfer of assets and liabilities and the payment of $299,500 in non recurring expenses, on the Company's February 28, 2003 balance sheet. After the transaction, the balance sheet includes only cash and an income tax receivable.

                             DENTAL RESOURCES, INC.
                  PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                         FOR THE YEAR ENDED MAY 31, 2002
--------------------------------------------------------------------------------

                                           ACTUAL                         CONTINUING
                                         YEAR ENDED        EFFECT OF       COMPANY          PROFORMA
                                        MAY 31, 2002    SALE OF ASSETS    OPERATIONS        YEAR ENDED
                                          (NOTE 1)         (NOTE 2)        (NOTE 3)        MAY 31, 2002
                                        ---------------------------------------------------------------
SALES                                   $ 5,904,218      $(5,904,218)     $        --      $        --
COST OF SALES                             4,389,268       (4,389,268)              --               --
                                        ---------------------------------------------------------------
GROSS PROFIT                            $ 1,514,950      $(1,514,950)     $        --      $        --
EXPENSES
           Marketing                        740,008         (740,008)              --               --
           General & Administrative         768,973         (768,973)          71,000(4)        71,000
                                        ---------------------------------------------------------------
TOTAL EXPENSES                            1,508,981       (1,508,981)          71,000           71,000
                                        ---------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS                 5,969           (5,969)         (71,000)         (71,000)
OTHER INCOME (EXPENSE)
           Finance charge income              2,494           (2,494)              --               --
           Interest expense                 (22,300)          22,300               --               --
                                        ---------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSE)                (19,806)          19,806               --               --
                                        ---------------------------------------------------------------
LOSS BEFORE INCOME TAXES                    (13,837)          13,837          (71,000)         (71,000)
                                        ---------------------------------------------------------------
PROVISION FOR INCOME TAXES                   (3,059)           3,059               --(5)            --
                                        ---------------------------------------------------------------
NET LOSS FROM CONTINUING OPERATIONS     $   (10,778)     $    10,778      $   (71,000)     $   (71,000)
                                        ==============================================================
BASIC NET LOSS PER COMMON SHARE               (0.01)            0.01            (0.09)           (0.09)
                                        ==============================================================
DILUTED NET LOSS PER COMMON SHARE*            (0.01)            0.01            (0.09)           (0.09)
                                        ==============================================================
AVERAGE BASIC SHARES OUTSTANDING            813,565          813,565          763,565          763,565
AVERAGE DILUTED SHARES OUTSTANDING*         813,565          813,565          763,565          763,565
*   All potential shares pursuant to exercising of options or warrants are antidilutive.

NOTES TO PROFORMA STATEMENT OF OPERATIONS:
(1) Statement of Operations as of May 31, 2002 presents the activities of the Company for its most recent fiscal year on a pre-asset sale basis.

(2) The effect of the asset sale would be to sell all the existing operations of the Company.

(3) The Pro-forma Statement of Operations presented above does not include nonrecurring items directly related to the sale of assets.
    The table below summarizes the effect of such items upon the closing of the asset sales agreement:
    Expense for departure bonus to Officers Douglas Murhpy, William Murphy, and Bryan Nichols               $  90,000
    Expense for options cancelled in prior years to Douglas Murphy, William Murphy, and Bryan Nichols          60,000
    Expense for purchase of intellectual property rights from Douglas Murphy                                   24,500
    Expense for payment to outside directors Russ Felten, Tom Krosscell, and Ed Adams                          15,000
    Expense for Equity Securities fees for sale of assets                                                      50,000
    Estimated legal, accounting and printing expenses pursuant to sale of assets                               60,000
    Gain on sale of assets                                                                                    (43,443)
    Income tax benefit                                                                                        (27,476)
                                                                                                            ---------
                          Total net non recurring expense                                                   $ 228,581
                                                                                                            =========

(4) Estimated ongoing operations of the Company after the asset sale:
    Expense for directors fees to remaining directors.                                                      $  54,000
    Expense for fees paid to transfer agent.                                                                    5,000
    Estimated legal, accounting and printing expenses for SEC filings                                          12,000
                                                                                                            ---------
                          Total recurring operating expense                                                 $  71,000
                                                                                                            =========

(5) Although an operating loss would normally result in the Company booking a tax benefit, at this point in time the Company cannot predict if, in fact, it will ever be able to actually apply those benefits to future earnings.
    Due to this uncertainty, the Company decided not to show a tax benefit for projected losses as part of this pro-forma.

                             DENTAL RESOURCES, INC.
                  PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                   FOR THE NINE MONTHS ENDED FEBRUARY 28, 2003

--------------------------------------------------------------------------------

                                                       ACTUAL
                                                    NINE MONTHS                                            PROFORMA
                                                       ENDED          EFFECT OF       CONTINUING          NINE MONTHS
                                                    FEBRUARY 28,   SALE OF ASSETS      COMPANY               ENDED
                                                        2003                          OPERATIONS          FEBRUARY 28,
                                                     (NOTE 1)         (NOTE 2)         (NOTE 3)              2003
                                                   ---------------------------------------------------------------
 SALES                                             $  4,567,583     $ (4,567,583)    $         --     $         --
 COST OF SALES                                        3,460,487       (3,460,487)              --               --
                                                   ---------------------------------------------------------------
 GROSS PROFIT                                      $  1,107,096     $ (1,107,096)    $         --     $         --

 EXPENSES
            Marketing                                   524,975         (524,975)              --               --
            General & Administrative                    615,128         (615,128)          53,250(4)        53,250
                                                   ---------------------------------------------------------------
 TOTAL EXPENSES                                       1,140,103       (1,140,103)          53,250           53,250
                                                   ---------------------------------------------------------------
 LOSS FROM OPERATIONS                                   (33,007)          33,007          (53,250)         (53,250)

 OTHER INCOME (EXPENSE)
            Finance charge income                         3,546           (3,546)              --               --
            Other expense                               (11,528)          11,528
            Interest expense                            (10,261)          10,261               --               --
                                                   ---------------------------------------------------------------
 TOTAL OTHER INCOME (EXPENSE)                           (18,243)          18,243               --               --
                                                   ---------------------------------------------------------------
 LOSS BEFORE INCOME TAXES                               (51,250)          51,250          (53,250)         (53,250)
                                                   ---------------------------------------------------------------
 PROVISION FOR INCOME TAXES                              (9,133)           9,133               --(5)            --
                                                   ---------------------------------------------------------------
 NET LOSS FROM CONTINUING OPERATIONS               $    (42,117)    $     42,117     $    (53,250)    $    (53,250)
                                                   ===============================================================
 BASIC NET LOSS PER COMMON SHARE                          (0.05)            0.05            (0.07)           (0.07)
                                                   ===============================================================
 DILUTED NET LOSS PER COMMON SHARE *                      (0.05)            0.05            (0.07)           (0.07)
                                                   ===============================================================

 AVERAGE BASIC SHARES OUTSTANDING                       813,565          813,565          763,565          763,565
 AVERAGE DILUTED SHARES OUTSTANDING *                   813,565          813,565          763,565          763,565
    * All potential shares pursuant to exercising of options or warrants are antidilutive.

NOTES TO PROFORMA STATEMENT OF OPERATIONS:
(1) Statement of Operations as of February 28, 2003 (unaudited) presents the actvities of the Company for its most recent interim period on a pre-asset sale basis.

(2) The effect of the asset sale would be to sell all the existing operations of the Company.

(3) The Pro-forma Statement of Operations presented above does not include nonrecurring items directly related to the sale of assets. The table below summarizes the effect of such items upon the closing of the asset sales agreement:
    Expense for departure bonus to Officers Douglas Murhpy, William Murphy, and Bryan Nichols            $  90,000
    Expense for options cancelled in prior years to Douglas Murphy, William Murphy and Bryan Nichols        60,000
    Expense for purchase of intellectual property rights from Douglas Murphy                                24,500
    Expense for payment to outside directors Russ Felten, Tom Krosscell, and Ed Adams                       15,000
    Expense for Equity Securities fees for sale of assets                                                   50,000
    Estimated legal, accounting and printing expenses pursuant to sale of assets                            60,000
    Gain on sale of assets                                                                                 (43,443)
    Income tax benefit                                                                                     (27,476)
                                                                                                         ---------
            Total net non recurring expense                                                              $ 228,581
                                                                                                         =========

(4) Estimated ongoing operations of the Company after the asset sale:
    Expense for directors fees to remaining directors.                                                   $  40,500
    Expense for fees paid to transfer agent.                                                                 3,750
    Estimated legal, accounting and printing expenses for SEC filings                                        9,000
                                                                                                         ---------
            Total recurring operating expense                                                            $  53,250
                                                                                                         =========

(5) Although an operating loss would normally result in the Company booking a tax benefit, at this point in time the Company cannot predict if, in fact, it will ever be able to actually apply those benefits to future earnings.
    Due to this uncertainty, the Company decided not to show a tax benefit for projected losses as part of this pro-forma.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DTLL, INC.



                                                By     /s/ Russell G. Felten
                                                    ----------------------------
Date: June 3, 2003                                  Russell G. Felten
                                                    Chief Executive Officer

                                  EXHIBIT INDEX

                                   DTLL, Inc.
                             Form 8-K Current Report




Exhibit
Number       Description
------       -----------

2.1 Asset Purchase Agreement dated as of November 1, 2002 between the Registrant, DRIA, LLC, a Minnesota limited liability company, and Mycone DTLL Supply, Co., Inc., a New York corporation--incorporated by reference to Annex B on pages B-1 through B-55 to the Registrant's Definitive Proxy Statement filed on February 12, 2003.